Exhibit 32

                                  CERTIFICATION
                                  -------------


      Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Greatbatch, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: May 10, 2006            /s/ Edward F. Voboril
                               -------------------------------------------------
                               Edward F. Voboril
                               Chairman of the Board and Chief Executive Officer



Dated: May 10, 2006            /s/ Thomas J. Mazza
                               -------------------------------------------------
                               Thomas J. Mazza
                               Senior Vice President and Chief Financial Officer

This certification is being furnished solely to accompany this Form 10-Q pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise, and is not to be deemed incorporated by reference into any filing of the Company except to the extent the company specifically incorporates it by reference therein.


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